Exhibit 10.2

WARRANT ISSUANCE AGREEMENT
This Warrant Issuance Agreement (this “Agreement”) is dated as of February 24, 2026, between GCT Semiconductor Holding, inc., a Delaware corporation (the “Company”), and Gogo Business Aviation LLC (the “Investor”).
WHEREAS, the Company wishes to issue to the Investor a warrant to purchase shares of the Company’s Common Stock in consideration of the Investor's agreement to enter into that certain Amendment No. 1 to Convertible Promissory Note (the “Convertible Note Amendment”) amend that certain Convertible Promissory Note issued on February 26, 2024 (as amended by the Convertible Note Amendment, the “Convertible Note”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:
ARTICLE I.
DEFINITIONS
1.1     Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.
“Board of Directors” means the board of directors of the Company.
“Closing Date” means the date on which the Warrant is issued to the Investor.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Material Adverse Effect” shall mean any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) is materially adverse to the business, financial condition, properties, assets, liabilities, stockholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Documents, or with respect to the Closing or would reasonably be expected to do so.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Registrable Securities” means all of (i) the Warrants, (ii) the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), and (iii) any capital stock of the Company issued or issuable with respect to the Warrants or the Warrant Shares, including, without limitation, (A) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (B) shares of capital stock of the Company into which the Warrant Shares are converted or exchanged and shares of capital stock of a successor entity into which the Warrant Shares are converted or exchanged.
“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).
“Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Pink Open Market, OTCQB or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrant, the Convertible Note Amendment, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.
“Warrant” means the warrant to purchase Common Stock issued by the Company to the Investor pursuant to this Agreement, substantially in the form attached hereto as Exhibit A.
“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.
ARTICLE II.
ISSUANCE OF WARRANTS
2.1     Issuance.  On the date hereof, the Company shall issue to the Investor a warrant to purchase 500,000 shares of the Company’s Common Stock, with an exercise price of $2.50 per share, subject to the terms and conditions set forth in the Warrant substantially in the form attached hereto as Exhibit A.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1     Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Investor as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date):
(a)     Organization and Qualification.  The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.
(b)     Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Warrant, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)     Issuance of the Warrant Shares.  The Warrant Shares, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrant. Subject to the accuracy of the representations and warranties made by the Investor in Section 3.2 hereof, the offer and sale of the Warrant and the Warrant Shares to the Investor is and will be, in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of applicable securities laws of the states of the United States.
(d)     No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Warrant and Warrant Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.
(e)     Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 5(a) of this Agreement and (ii) the filing of the registration statement required pursuant to Section 5(f) (collectively, the “Required Approvals”).
(f)     SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

(g)     Certain Fees. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for brokerage, placement agent, finder’s or other fees or commissions that may be due in connection with the transactions contemplated by the Transaction Documents.
(h)     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.
(i)     Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Issuer or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Transaction Documents. All of the disclosure furnished by or on behalf of the Company to the Issuer regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading (it being understood that such disclosure furnished by or on behalf of the Company to the Issuer includes the SEC Reports). The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.
3.2     Representations and Warranties of the Investor.  The Investor hereby represents and warrants as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date) to the Company as follows:
(a)     Organization; Authority.  The Investor is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents and performance by the Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Investor.  Each Transaction Document to which the Investor is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(b)     Understandings or Arrangements.  The Investor is acquiring the Warrant Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Warrant Shares (this representation and warranty not limiting the Investor’s right to sell the Warrant Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).  The Investor understands that the Warrant and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws, and is acquiring such Warrant Shares not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Warrant Shares in violation of the Securities Act or any applicable state securities law.
(c)     Investor Status.  At the time the Investor was offered the Warrant Shares, it was, and as of the date hereof it is, and on each date on which it exercises the Warrant, it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act.
(d)     Experience of the Investor.  The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment.  The Investor is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.
(e)     Access to Information.  The Investor acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the issuance of the Warrant Shares and the merits and risks of investing in the Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.
(f)      Compliance with Securities Act; Reliance on Exemptions.  The Investor understands and agrees that the Warrant Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Warrant Shares must be held indefinitely unless a subsequent disposition is registered or is exempt from such registration.  The

Investor understands that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of exemptions from registration and the Investor’s eligibility to acquire the Warrant Shares.
(g)     General Solicitation.  The Investor is not acquiring the Warrant Shares as a result of any advertisement, article, notice or other communication regarding the Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Investor, any other general solicitation or general advertisement.
(h)     Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, to the knowledge of the Investor, the Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, executed any purchases or sales, including Short Sales, of the securities of the Company.  Other than to other Persons party to this Agreement or to the Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, to the knowledge of the Investor, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
ARTICLE IV.
OTHER AGREEMENTS OF THE COMPANY
4.1     Registration of Securities. On or prior to the Closing Date, the Company shall issue the Warrants pursuant to the Company’s registration statement on Form S-3 (File No. 333-286316), which was declared effective by the Commission on April 9, 2025 (as amended, supplemented, or replaced from time to time, the “Shelf Registration Statement”), and, as soon as practicable and as required by the rules and regulations of the Commission, the Company shall prepare and file with the Commission a prospectus or prospectus supplement, as applicable, pursuant to Rule 424 under the Securities Act, to the Shelf Registration Statement covering the offer and sale by the Company of the Registrable Securities, including the Warrants, to the Investor in accordance with the terms of this Agreement; provided, however, that if at any time the Company is not eligible to issue the Registrable Securities pursuant to the Shelf Registration Statement, the Company shall as promptly as practicable either amend the Shelf Registration Statement or file a new registration statement on an appropriate form for the offer and sale of Registrable Securities and use its commercially reasonable efforts to cause such amendment or registration statement to be declared effective.
4.2     Warrant Shares. If all or any portion of the Warrant is exercised at a time when there is an effective registration statement covering the issuance of the Warrant Shares pursuant to the Shelf Registration Statement, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the initial effective date of the Shelf Registration Statement, the Shelf Registration Statement (or any subsequent registration statement registering the issuance of the Warrant Shares) is not effective or is not otherwise available for the issuance of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the issuance of the

Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement registering the issuance of the Warrant Shares effective during the term of the Warrants.
4.3     Furnishing of Information. Until the earliest of the time that (i) all Warrant Shares have been disposed of in accordance with an effective registration statement relating thereto or pursuant to Rule 144 and the security is no longer a restricted security; (ii) the date on which all Registrable Securities may be resold without any volume or manner of sale restrictions and without current public information requirements pursuant to Rule 144, or (iii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.
4.4     Securities Laws Disclosure; Publicity. The Company shall (a) by the 9:00 a.m. (New York City time) on the first trading day after the date on which this Agreement is signed, issue a press release or file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby (the “Cleansing Disclosure”), and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such Cleansing Disclosure, the Company represents to the Investor have publicly disclosed all material, non-public information delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release nor otherwise make any such public statement without the prior consent of the Investor, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with the Investor regarding such disclosure.
4.5     Indemnification of the Investor.
(a)     The Company will indemnify and hold harmless the Investor and its officers, directors, members, managers, partners and agents and successors and assigns, and each other Person, if any, who controls the Investor (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members and managers of each such controlling Person (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in the Shelf Registration Statement or other registration statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the issuance of the Registrable Securities pursuant to the Shelf Registration Statement or another registration statement or any violation of this Agreement (collectively, “Violations”); provided, however, that the Company will not be liable in any such case if and to the extent that any such claim arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling person in writing specifically for use in such registration statement or prospectus and was reviewed and approved in writing by the Investor expressly for use in the Shelf Registration Statement, or (ii) the Investor’s failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.
(b)     If for any reason the indemnification provided for in the preceding Section 4.5(a) is unavailable to an Indemnified Person or insufficient to hold it harmless, other than as expressly specified therein, then the Company shall contribute to the amount paid or payable by the Indemnified Person as a result of such claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person and the Company, as well as any other relevant equitable considerations. The relative fault of the Company and the Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or such Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 4.5 was available to such party in accordance with its terms. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 4.5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
ARTICLE V.
MISCELLANEOUS
5.1     Fees and Expenses.  Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Investor) stamp taxes and other taxes and duties levied in connection with the delivery of the Warrant Shares to the Investor.
5.2     Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.3     Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (San Jose City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (San Jose City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.
5.4     Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Investor.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Any amendment effected in accordance with this Section 5.4 shall be binding upon the Investor and the Company.
5.5     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger).  The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Warrant Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Warrant Shares, by the provisions of the Transaction Documents that apply to the “Investor.”
5.6     No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.6.
5.7     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of San Jose.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Jose, County of Santa Clara for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or Proceeding is improper or is an inconvenient venue for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If any party shall commence an action or Proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or Proceeding.
5.8     Survival.  The representations and warranties contained herein shall survive the execution of this Agreement and the delivery of the Warrant Shares.
5.9     Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.
5.10     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
5.11     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance under the Transaction Documents. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of any breach by the Company of obligations contained in the Transaction Documents and the Company hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
5.12     WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GCT SEMICONDUCTOR HOLDING, INC.
By: /s/ John Schlaefer Name: John Schlaefer Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Morgan, Lewis & Bockius LLP
1400 Page Mill Road
Palo Alto, CA 94304
Attn: Albert Lung
+1.650.843.7263
Albert.lung@morganlewis.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR INVESTOR FOLLOWS]

INVESTOR SIGNATURE PAGE TO GCT SEMICONDUCTOR HOLDING, INC.
WARRANT ISSUANCE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Warrant Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Investor: Gogo Business Aviation LLC

Signature of Investor:   /s/ Christopher Moore

Title of Investor: Chief Executive Officer

Email Address of Investor: cmoore@gogoair.com

Address for Notice to Investor: 105 Edgeview Drive, Suite 300, Broomfield, CO 80021

Address for delivery of Warrant Shares to Investor (if not same as address for notice):

Warrant Shares: 500,000      Beneficial Ownership Blocker □ 4.99% or □ 9.99%

Employer Identification Number:   39-4134605

Exhibit A

Warrant to Purchase Common Stock